Exhibit 33.2
                                 ------------

                         ASSERTION OF COMPLIANCE WITH
                         APPLICABLE SERVICING CRITERIA

The Bank of New York and The Bank of New York Trust Company, N. A. (collectively, the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006) for which the Company provides trustee, securities administration, or paying agent or custodial services.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors and to obtain servicer certifications related to any additions, removals or substitutions in accordance with the transaction agreements.

Period:  Twelve months ended December 31, 2007 (the "Period")

With respect to the Platform and the Period, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing
Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.





The Bank of New York                The Bank of New York
The Bank of New York Trust
 Company, N.A.


   /s/Patrick J. Tadie                /s/Samir Pandiri
---------------------------         -----------------------
      Patrick J. Tadie                   Samir Pandiri
      Authorized Officer                 Authorized Officer




March 5, 2008

                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------

                             General Servicing Considerations

-----------------------------------------------------------------------------------------------------------------------------------
                             Policies and procedures are instituted to monitor any
       1122(d)(1)(i)         performance or other triggers and events of default               X
                             in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             If any material servicing activities are outsourced to
       1122(d)(1)(ii)        third parties, policies and procedures are instituted to                                  X
                             monitor the third party's performance and compliance with
                             such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any requirements in the transaction agreements to
       1122(d)(1)(iii)       maintain a back-up servicer for the [pool assets] are                                     X
                             maintained.
-----------------------------------------------------------------------------------------------------------------------------------
                             A fidelity bond and errors and omissions policy is in
       1122(d)(1)(iv)        effect on the party participating in the servicing                                        X
                             function throughout the reporting period in the amount of
                             coverage required by and otherwise in accordance with the
                             terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                             Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments on [pool assets] are deposited into the
                             appropriate custodial bank accounts and related bank
       1122(d)(2)(i)         clearing accounts no more than two business days                  X
                             following receipt, or such other number of days
                             specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made via wire transfer on behalf of an
       1122(d)(2)(ii)        obligor or to an investor are made only by authorized             X
                             personnel.
-----------------------------------------------------------------------------------------------------------------------------------
                             Advances of funds or guarantees regarding collections,
                             cash flows or distributions, and any interest or other
       1122(d)(2)(iii)       fees charged for such advances, are made, reviewed and            X
                             approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             The related accounts for the transaction, such as cash
                             reserve accounts or accounts established as a form of
       1122(d)(2)(iv)        over collateralization, are separately maintained (e.g.,          X
                             with respect to commingling of cash) as set forth in the
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Each custodial account is maintained at a federally
                             insured depository institution as set forth in the
       1122(d)(2)(v)         transaction agreements. For purposes of this criterion,           X
                             "federally insured depository institution" with respect
                             to a foreign financial institution means a foreign
                             financial institution that meets the requirements of Rule
                             13k-1(b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
                             Unissued checks are safeguarded so as to prevent
       1122(d)(2)(vi)        unauthorized access.                                              X
-----------------------------------------------------------------------------------------------------------------------------------
                             Reconciliations are prepared on a monthly basis for all
                             asset-backed securities related bank accounts, including
                             custodial accounts and related bank clearing accounts.
                             These reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the bank
                             statement cutoff date, or such other number of days
                             specified in the transaction agreements; (C) reviewed and
                             approved by someone other than the person who prepared
       1122(d)(2)(vii)       the reconciliation; and (D) contain explanations for              X
                             reconciling items. These reconciling items are resolved
                             within 90 calendar days of their original identification,
                             or such other number of days specified in the transaction
                             agreements
-----------------------------------------------------------------------------------------------------------------------------------


                                                                  1


                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------

                             Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
                             Reports to investors, including those to be filed
                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such reports
                             (A) are prepared in accordance with timeframes and
                             other terms set forth in the transaction
                             agreements; (B) provide information calculated in
       1122(d)(3)(i)         accordance with the terms specified in the                        X
                             transaction agreements; (C) are filed with the
                             Commission as required by its rules and
                             regulations; and (D) agree with investors' or the
                             trustee's records as to the total unpaid principal
                             balance and number of [pool assets] serviced by
                             the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                             Amounts due to investors are allocated and remitted in
       1122(d)(3)(ii)        accordance with timeframes, distribution priority and             X
                             other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made to an investor are posted within two
                             business days to the Servicer's investor records, or such
       1122(d)(3)(iii)       other number of days specified in the transaction                 X
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Amounts remitted to investors per the investor reports
       1122(d)(3)(iv)        agree with cancelled checks, or other form of payment, or         X
                             custodial bank statements
-----------------------------------------------------------------------------------------------------------------------------------

                             Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
                             Collateral or security on [pool assets] is maintained as
       1122(d)(4)(i)         required by the transaction agreements or related                 X
                             mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             [pool asset] and related documents are safeguarded
       1122(d)(4)(ii)        as required by the transaction agreements                         X
-----------------------------------------------------------------------------------------------------------------------------------
                             Any additions, removals or substitutions to the asset
       1122(d)(4)(iii)       pool are made, reviewed and approved in accordance with           X
                             any conditions or requirements in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments on [pool assets], including any payoffs, made in
                             accordance with the related [pool asset] documents are
                             posted to the Servicer's obligor records maintained no
                             more than two business days after receipt, or such other
       1122(d)(4)(iv)        number of days specified in the transaction agreements,                                   X
                             and allocated to principal, interest or other items
                             (e.g., escrow) in accordance with the related [pool
                             asset] documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             The Servicer's records regarding the [pool assets] agree
       1122(d)(4)(v)         with the Servicer's records with respect to an obligor's                                  X
                             unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
                             Changes with respect to the terms or status of an
                             obligor's [pool assets] (e.g., loan modifications or
       1122(d)(4)(vi)        re-agings) are made, reviewed and approved by authorized                                  X
                             personnel in accordance with the transaction agreements
                             and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             Loss mitigation or recovery actions (e.g., forbearance
                             plans, modifications and deeds in lieu of foreclosure,
                             foreclosures and repossessions, as applicable) are
       1122(d)(4)(vii)       initiated, conducted and concluded in accordance with the                                 X
                             timeframes or other requirements established by the
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                 2


                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------
                             Records documenting collection efforts are maintained
                             during the period a [pool asset] is delinquent in
                             accordance with the transaction agreements. Such
                             records are maintained on at least a monthly basis,
                             or such other period specified in the transaction
       1122(d)(4)(viii)      agreements, and describe the entity's activities in                                       X
                             monitoring delinquent [pool assets] including, for
                             example, phone calls, letters and payment
                             rescheduling plans in cases where delinquency is
                             deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
                             Adjustments to interest rates or rates of return for
       1122(d)(4)(ix)        [pool assets] with variable rates are computed based on                                   X
                             the related [pool asset] documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             Regarding any funds held in trust for an obligor (such as
                             escrow accounts): (A) such funds are analyzed, in
                             accordance with the obligor's [pool asset] documents, on
                             at least an annual basis, or such other period specified
                             in the transaction agreements; (B) interest on such funds
       1122(d)(4)(x)         is paid, or credited, to obligors in accordance with                                      X
                             applicable [pool asset] documents and state laws; and (C)
                             such funds are returned to the obligor within 30 calendar
                             days of full repayment of the related [pool assets], or
                             such other number of days specified in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments made on behalf of an obligor (such as tax or
                             insurance payments) are made on or before the related
                             penalty or expiration dates, as indicated on the
       1122(d)(4)(xi)        appropriate bills or notices for such payments, provided                                  X
                             that such support has been received by the Servicer at
                             least 30 calendar days prior to these dates, or such
                             other number of days specified in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any late payment penalties in connection with any payment
                             to be made on behalf of an obligor are paid from the
       1122(d)(4)(xii)       Servicer's funds and not charged to the obligor, unless                                   X
                             the late payment was due to the obligor's error or
                             omission.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made on behalf of an obligor are posted
                             within two business days to the obligor's records
       1122(d)(4)(xiii)      maintained by the Servicer, or such other number of days                                  X
                             specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Delinquencies, charge-offs and uncollectible accounts are
       1122(d)(4)(xiv)       recognized and recorded in accordance with the                                            X
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any external enhancement or other support, identified in
                             Item 1114(a)(1) through (3) or Item 1115 of Regulation
       1122(d)(4)(xv)        AB, is maintained as set forth in the transaction                 X
                             agreements
-----------------------------------------------------------------------------------------------------------------------------------




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